Exhibit 31.2
CERTIFICATION OF PERIODIC REPORT UNDER SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Michael D. Hill, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A of Upland Software, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: January 22, 2015

/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer